SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2005

FLOWSERVE CORPORATION

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-13179 (Commission File Number)	31-0267900 (I.R.S. Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 443 – 6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
Signature
Exhibit Index
Limited Waiver and Third Amendment to First Amended and Restated Credit Agreement
Amendment No. 1 to Receivables Purchase Agreement
Amendment No. 2 to Receivables Purchase Agreement
Limited Waiver and Amendment No. 3 to Receivables Purchase Agreement
Finance Contract
Letter Amendment to Finance Contract
Letter of Credit and Reimbursement Agreement
First Amendment and Limited Waiver to Letter of Credit and Reimbursement Agreement

Item 1.01. Entry into a Material Definitive Agreement.

     On March 15, 2005, Flowserve Corporation, a New York corporation (the “Company”), and certain of its subsidiaries, entered into the following amendments to certain financing facilities:

Limited Waiver and Third Amendment to First Amended and Restated Credit Agreement

     The Company and Flowserve France SAS, a subsidiary of the Company, entered into a Limited Waiver and Third Amendment (the “Third Amendment”) to that certain First Amended and Restated Credit Agreement dated as of May 2, 2002 (as amended, the “Credit Agreement”) with the lenders named in the Credit Agreement (collectively, the “Lenders”), and Bank of America, N.A., a national banking association, as administrative agent for the Lenders.

     The Third Amendment, among other things:

•	provides for a waiver of the Lenders of any default or event of default under certain representations under the Credit Agreement;

•	provides for a waiver of the Lenders regarding the Company’s delivery of its audited financial statements for the fiscal year ended December 31, 2004 until September 30, 2005, as well as any cross-default under the Credit Agreement arising from any event of default under any agreement governing material indebtedness arising from the Company’s failure to deliver similar financial information or annual or quarterly reports for the fiscal year ending December 31, 2004 or for the first three fiscal quarters of the fiscal year ending December 31, 2005; and

•	permits the Company to issue up to $325 million of New Unsecured Debt in order to redeem, purchase or otherwise acquire for consideration the Subordinated Notes (as these terms are defined in the Credit Agreement).

     The above discussion of the Third Amendment is a summary description of certain amendments and waivers to the Credit Agreement and is qualified in its entirety by the terms and conditions of the Third Amendment. For complete descriptions of the terms and conditions summarized in this report, reference is made to the Third Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Limited Waiver and Amendment No. 3 to Receivables Purchase Agreement

     The Company, Flowserve Receivables Corporation, a subsidiary of the Company, and Flowserve US Inc., a subsidiary of the Company, entered into a Limited Waiver and Amendment No. 3 (the “Amendment”) relating to (1) that certain Receivables Purchase Agreement dated as of October 7, 2004 (as amended, the “Receivables Purchase Agreement”) with the funding sources named in the Receivables Purchase Agreement (collectively, the “Financial Institutions”) and Jupiter Securitization Corporation (together with the Financial Institutions, the “Purchasers”), and J.P. Morgan Chase Bank, N.A., as agent for the Purchasers, and (2) that certain Receivables Sale Agreement dated October 7, 2004 and that certain Performance Undertaking dated October 7, 2004 that were executed pursuant to the Receivables Purchase Agreement (collectively, the “Receivables Agreements”).

     The Amendment, among other things:

•	provides for a waiver of the Purchasers regarding the Company’s delivery of its audited financial statements for the fiscal year ended December 31, 2004 until September 30, 2005, as well as any cross-default under the Receivables Agreements arising from any event of default under any agreement governing material indebtedness arising from the Company’s failure to deliver similar financial information or annual or quarterly reports for the fiscal year ending December 31, 2004 or for the first three fiscal quarters of the fiscal year ending December 31, 2005; and

•	extends the Reporting Completion Date with respect to the Epic system of the Originator from March 31, 2005 to May 31, 2005 (as such terms are defined in the Receivables Purchase Agreement).

     The above discussion of the Amendment is a summary description of certain amendments and waivers to the Receivables Agreements and is qualified in its entirety by the terms and conditions of the Amendment. For complete descriptions of the terms and conditions summarized in this report, reference is made to the Amendment attached hereto as Exhibit 10.4 and incorporated herein by reference.

First Amendment and Limited Waiver to Letter of Credit and Reimbursement Agreement

     The Company and Flowserve B.V, a subsidiary of the Company, entered into a First Amendment and Limited Waiver to Letter of Credit and Reimbursement Agreement (the “First Amendment”) to that certain Letter of Credit and Reimbursement Agreement dated as of July 28, 2004 (the “Letter of Credit Agreement”) with Calyon New York Branch, as administrative agent and issuing lender, and the other lenders named in the Letter of Credit Agreement (collectively, the “Lenders”).

     The First Amendment, among other things:

•	provides for a waiver of the Lenders regarding the Company’s delivery of its audited financial statements for the fiscal year ended December 31, 2004 until September 30, 2005, as well as any cross-default under the Letter of Credit Agreement arising from any event of default under any agreement governing material indebtedness arising from the Company’s failure to deliver similar financial information or annual or quarterly reports for the fiscal year ending December 31, 2004 or for the first three fiscal quarters of the fiscal year ending December 31, 2005; and

•	permits the Company to issue up to $325 million of New Unsecured Debt (as defined in the Letter of Credit Agreement).

     The above discussion of the First Amendment is a summary description of certain amendments and waivers to the Letter of Credit Agreement and is qualified in its entirety by the terms and conditions of the First Amendment. For complete descriptions of the terms and conditions summarized in this report, reference is made to the First Amendment attached hereto as Exhibit 10.8 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit
Number	Description
10.1	Limited Waiver and Third Amendment to First Amended and Restated Credit Agreement, dated March 15, 2005, entered into by and among Flowserve Corporation, Flowserve France SAS, the lenders named therein and Bank of America, N.A., as administrative agent for the lenders.

10.2	Amendment No. 1 to Receivables Purchase Agreement, dated January 4, 2005, entered into by and among Flowserve Receivables Corporation, Flowserve US Inc., the funding sources named therein, Jupiter Securitization Corporation and J.P. Morgan Chase Bank, N.A. as agent for the purchasers.

10.3	Amendment No. 2 to Receivables Purchase Agreement, dated January 14, 2005, entered into by and among Flowserve Receivables Corporation, Flowserve US Inc., the funding sources named therein, Jupiter Securitization Corporation and J.P. Morgan Chase Bank, N.A. as agent for the purchasers.

10.4	Limited Waiver and Amendment No. 3 to Receivables Purchase Agreement, dated March 15, 2005, entered into by and among Flowserve Corporation, Flowserve Receivables Corporation, Flowserve US Inc., the funding sources named therein, Jupiter Securitization Corporation and J.P. Morgan Chase Bank, N.A. as agent for the purchasers.

10.5	Finance Contract, dated April 19, 2004, entered into by and among Flowserve Corporation, Flowserve B.V. and European Investment Bank.

10.6	Letter Amendment to Finance Contract, dated July 2, 2004, entered into by and among Flowserve Corporation, Flowserve B.V. and European Investment Bank.

10.7	Letter of Credit and Reimbursement Agreement, dated July 28, 2004, entered into by and among Flowserve B.V., Calyon New York Branch as administrative agent and issuing lender and the other lenders named therein.

10.8	First Amendment and Limited Waiver to Letter of Credit and Reimbursement Agreement, dated March 15, 2005, entered into by and among Flowserve B.V., Calyon New York Branch as administrative agent and issuing lender and the other lenders named therein.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLOWSERVE CORPORATION
By:	/s/ Ronald F. Shuff
Ronald F. Shuff
Vice President, Secretary and General Counsel

Date: March 18, 2005

Exhibit Index

Exhibit
Number	Description
10.1	Limited Waiver and Third Amendment to First Amended and Restated Credit Agreement, dated March 15, 2005, entered into by and among Flowserve Corporation, Flowserve France SAS, the lenders named therein and Bank of America, N.A., as administrative agent for the lenders.

10.2	Amendment No. 1 to Receivables Purchase Agreement, dated January 4, 2005, entered into by and among Flowserve Receivables Corporation, Flowserve US Inc., the funding sources named therein, Jupiter Securitization Corporation and J.P. Morgan Chase Bank, N.A. as agent for the purchasers.

10.3	Amendment No. 2 to Receivables Purchase Agreement, dated January 14, 2005, entered into by and among Flowserve Receivables Corporation, Flowserve US Inc., the funding sources named therein, Jupiter Securitization Corporation and J.P. Morgan Chase Bank, N.A. as agent for the purchasers.

10.4	Limited Waiver and Amendment No. 3 to Receivables Purchase Agreement, dated March 15, 2005, entered into by and among Flowserve Corporation, Flowserve Receivables Corporation, Flowserve US Inc., the funding sources named therein, Jupiter Securitization Corporation and J.P. Morgan Chase Bank, N.A. as agent for the purchasers.

10.5	Finance Contract, dated April 19, 2004, entered into by and among Flowserve Corporation, Flowserve B.V. and European Investment Bank.

10.6	Letter Amendment to Finance Contract, dated July 2, 2004, entered into by and among Flowserve Corporation, Flowserve B.V. and European Investment Bank.

10.7	Letter of Credit and Reimbursement Agreement, dated July 28, 2004, entered into by and among Flowserve B.V., Calyon New York Branch as administrative agent and issuing lender and the other lenders named therein.

10.8	First Amendment and Limited Waiver to Letter of Credit and Reimbursement Agreement, dated March 15, 2005, entered into by and among Flowserve B.V., Calyon New York Branch as administrative agent and issuing lender and the other lenders named therein.